UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07964

ACM MANAGED DOLLAR INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2006

Date of reporting period:    September 30, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------


ACM Managed Dollar Income Fund


Annual Report


September 30, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein(R) at
(800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




November 14, 2006


Annual Report

This report provides management's discussion of fund performance for ACM Managed Dollar Income Fund (the "Fund") for the annual reporting period ended September 30, 2006. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "ADF".

Investment Objective and Policies

This closed-end fund is designed for investors who seek high current income and capital appreciation over a period of years. The Fund normally invests at least 35% of its assets in U.S. corporate fixed-income securities. The balance of the Fund's investment portfolio will be invested in fixed-income securities issued or guaranteed by foreign governments and non-U.S. corporate fixed-income securities. Substantially all of the Fund's assets will be invested in high-yield, high-risk securities rated below investment-grade and considered to be predominantly speculative. For more information regarding the Fund's risks, please see "A Word About Risk" on pages 4-5 and "Note E--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 35.

Investment Results

The table on page 6 shows the Fund's performance compared to its new composite benchmark, a 65%/35% blend of the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) and the Credit Suisse First Boston High Yield (CSFBHY) Index, respectively, for the six- and 12-month periods ended September 30, 2006. In addition, performance for the Fund's old composite benchmark, a 65%/35% blend of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and the Credit Suisse First Boston High Yield (CSFBHY) Index, respectively, for the same time periods is also included. The JPM EMBI Global is a more appropriate index for the Fund because it contains a broader representation of the emerging market debt universe than the JPM EMBI+. The JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The JPM EMBI+ is a standard measure of the performance of a basket of unmanaged emerging market debt securities. The CSFBHY Index is a standard measure of the performance of a basket of unmanaged U.S. high yield debt securities. The Fund's performance is compared to a composite benchmark of both indices because this new composite more closely resembles the composition of the Fund's portfolio.

The Fund underperformed its new composite benchmark for both the six- and 12-month periods ended September 30, 2006. Within the Fund's high yield allocation, underweights to the automotive and airline industries, both of which outperformed during the annual period, detracted from relative performance. Security selection within the lodging/leisure and financial industries, as well as regional homebuilders within the housing industry, also detracted from performance. Contributing positively to relative performance within high yield was security selection within


ACM MANAGED DOLLAR INCOME FUND o 1




the automotive industry as well as the Fund's pipeline subsidiary holdings within the utilities industry.

Within the Fund's emerging market allocation, contributing positively to performance for both the six- and 12-month periods were overweight positions in Latin America, particularly Brazil and Argentina. Brazil's stable growth, central bank easing and debt buy backs helped support its bond prices. Argentina benefited during the year from a completion of its debt restructuring and very strong economic growth. Both Brazil and Argentina were top performing countries within the Fund's benchmark.

Detracting from performance within the Fund's emerging market allocation for both the six- and 12-month periods was security selection in Argentina. Although the Fund's country selection of Argentina contributed positively to performance, its shorter-maturity bond selection in the country detracted from performance as Argentina's longer-duration bonds vastly outperformed.

Leverage had a minimal impact on the Fund's overall performance relative to its new composite benchmark during both the six and 12-month periods ended September 30, 2006.

Market Review and Investment Strategy

U.S. dollar denominated emerging market debt posted the strongest returns within fixed-income sectors for the 12-month reporting period, returning 7.81%, according to the JPM EMBI Global. Dollar reserve accumulation in major emerging market countries as well as positive supply-demand technicals continued to support that sector. Performance during the annual period was not even, however. Emerging market debt, along with high yield and the equity market, suffered periods of negative performance in the first half of 2006 due to the cumulative effects of U.S. interest rate hikes. During the year, the U.S. Federal Reserve (the "Fed") continued to raise official rates an additional 1.5% in quarter point increments.

Emerging market debt, along with other asset classes, bounced back strongly in the third quarter of 2006, sparked by evidence of a cooling U.S. economy led by a slowdown in the housing market, fading inflation concerns and the first U.S. monetary-policy shift in more than two years. The Fed left the Fed funds rate unchanged at 5.25% in August and September, following 425 basis points of consecutive rate hikes.

All 31 emerging countries represented within the JPM EMBI Global posted positive returns for the 12-month period ended September 30, 2006 with Latin countries, returning 9.59%, outperforming the non-Latin region which returned 5.46%. Outperforming countries for the year included Argentina at 22.53%, the Philippines at 16.64% and Brazil at 14.59%. Underperforming countries included Hungary at 1.04%, the Ukraine at 2.25% and Russia at 2.28%. Emerging market spreads tightened 27 basis points during the 12-month period to end the period at 208 basis points.


2 o ACM MANAGED DOLLAR INCOME FUND


Countries favored within the Fund during the annual period included Brazil, Argentina, Russia, Peru and Panama. Brazil's creditworthiness was enhanced by extensive dollar reserve accumulation and a reduction of its debt-to-gross domestic product (GDP) ratio through the scheduled repurchase of approximately $24 billion in bonds (in U.S. dollar terms). Moody's Investors Service recently upgraded Brazil's sovereign credit rating from Ba3 to Ba2, placing the country two steps below investment grade.

Russia continued to amass tremendous reserves and repaid its entire Paris Club debt. (The Paris Club is an informal group of financial officials from 19 of the world's wealthiest nations which provide financial concessions such as debt restructuring, debt relief, and debt cancellation to indebted countries). Argentina continued to post strong growth during the period with GDP at 7.9% in the second quarter. Exports in Argentina remained solid with its economy benefiting from soft commodity prices. Peru was favored due to continued strong growth, low debt and low inflation.

Ecuador was underweighted in the Fund's portfolio due to rising political risk. Bond prices declined sharply late in the period as the less market friendly presidential candidate, Rafael Correa, showed strength in pre-election polls. Correa rattled bond markets with statements that he would renegotiate Ecuador's $11 billion in (U.S. dollar terms) in outstanding debt.

The high yield market outperformed investment-grade fixed-income assets which are more sensitive to the negative effects of rising interest rates. As represented by the CSFBHY Index, high yield posted a return of 7.76% for the 12-month period ended September 30, 2006. On an industry level, top performers included telecommunications at 14.29%, aerospace at 12.93% and manufacturing at 12.56%. Airlines helped the aerospace industry as fare prices increased while capacity was reduced. Underperforming industries included housing at 3.77% and health care at 5.26%. Housing was negatively impacted by higher mortgage rates and a slowdown in the real estate market, while health care was dragged down by Hospital Corporation of America (HCA) after it became a target for a leveraged buyout.

Within the Fund's high yield allocation, a defensive posture was maintained given perceived insufficient compensation for assuming risk and a lack of specific credit opportunities. Quantitative analysis indicated that the reward for assuming incremental risk is greatly diminished in times of a flat or inverted yield curve. At the same time, strong corporate profits and a low default rate have allowed high yield spreads to remain well below their long term average even as market and leveraged buy out risks increased. In this environment, therefore, the Fund is modestly underweighted in more volatile credits and thoroughly diversified to minimize risk.


ACM MANAGED DOLLAR INCOME FUND o 3


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance on page 6 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Managed Dollar Income Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 800.219.4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. The Fund's NYSE trading symbol is "ADF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds." For additional shareholder information regarding this Fund, please see page 59.

Benchmark Disclosure

The unmanaged J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global), the unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and the unmanaged Credit Suisse First Boston High Yield (CSFBHY) Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The JPM EMBI Global tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The JPM EMBI+ is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The CSFBHY Index is a standard measure of lower-rated, fixed-income, non-convertible U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund may use certain investment techniques that have increased risks. For example, the Fund may use leverage, through borrowings, to enhance its returns. For this purpose, the Fund may use reverse repurchase agreements and dollar rolls, which are considered borrowings, as part of its investment strategy. Borrowings allow the Fund to increase the amount of money available to invest in debt securities. As long as the income from the securities financed is greater than the interest cost of the borrowings, the Fund's investors benefit from higher returns than if the Fund were not leveraged.

Reverse repurchase agreements involve sales by a fund of portfolio assets concurrently with an agreement by the fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.


(Historical Performance continued on next page)


4 o ACM MANAGED DOLLAR INCOME FUND


HISTORICAL PERFORMANCE
(continued from previous page)


The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

The use of leverage, which is usually considered speculative, involves certain risks to stockholders. These include a higher volatility of the NAV of the common stock caused by favorable or adverse changes in interest rates. In addition, fluctuations in the interest rates on a fund's borrowings will affect the return to stockholders, with increases in interest rates decreasing the fund's return.

To the extent that the current interest rate on a fund's borrowings approaches the net return on the leveraged portion of the fund's investment portfolio, the benefit of leverage to stockholders will be reduced. If the current interest rate on the borrowings were to exceed the net return on that portion of the fund's portfolio, the fund's leverage would result in a lower rate of return to stockholders and in a lower NAV than if a fund were not leveraged.

Part of the Fund's assets will be invested in foreign and emerging markets fixed-income securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. This may have a significant effect on the Fund's asset value. Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds (i.e., "junk bonds") involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.


(Historical Performance continued on next page)


ACM MANAGED DOLLAR INCOME FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK
PERIODS ENDED SEPTEMBER 30, 2006
                                                          Returns
                                                  ------------------------
                                                  6 Months       12 Months
                                                  ------------------------
  ACM Managed Dollar Income Fund (NAV)              4.02%          7.46%

  New Composite: 65% JPM EMBI Global /
    35% CSFBHY Index                                4.16%          7.79%

  Old Composite: 65% JPM EMBI+ /
    35% CSFBHY Index                                4.20%          8.14%

  JPM EMBI Global                                   4.28%          7.81%

  JPM EMBI+                                         4.34%          8.35%

  CSFBHY Index                                      3.93%          7.76%

  The Fund's Market Price per share on September 30, 2006 was $7.37. The Fund's Net Asset Value Price per share on September 30, 2006 was $8.22. For additional Financial Highlights, please see page 42.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
9/30/96 TO 9/30/06


ACM Managed Dollar Income Fund (NAV): $21,630
Old Composite: $26,093
New Composite: $25,518

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                   ACM Managed Dollar
                   Income Fund (NAV)       New Composite       Old Composite
-------------------------------------------------------------------------------
     9/30/96            $10,000               $10,000             $10,000
     9/30/97            $13,364               $12,201             $12,255
     9/30/98            $ 8,514               $10,255             $10,218
     9/30/99            $10,092               $12,027             $11,887
     9/30/00            $11,100               $14,055             $14,133
     9/30/01            $ 9,981               $14,116             $14,052
     9/30/02            $10,004               $14,301             $14,088
     9/30/03            $15,484               $18,961             $19,151
     9/30/04            $17,567               $21,268             $21,532
     9/30/05            $20,127               $23,673             $24,128
     9/30/06            $21,630               $25,518             $26,093


This chart illustrates the total value of an assumed $10,000 investment in ACM Managed Dollar Income Fund at net asset value (NAV) (from 9/30/96 to 9/30/06) as compared to the performance of the Fund's new composite benchmark, a 65%/35% blend of the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global and the Credit Suisse First Boston High Yield (CSFBHY) Index, respectively, and its old composite benchmark, a 65%/35% blend of the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Plus and the CSFBHY Index, respectively. The chart assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund's dividend reinvestment plan.


See Historical Performance and Benchmark disclosures on pages 4-5.


6 o ACM MANAGED DOLLAR INCOME FUND


PORTFOLIO SUMMARY
September 30, 2006


PORTFOLIO STATISTICS
Net Assets ($mil): $168.4


SECURITY TYPE BREAKDOWN*

[ ]  47.9%   Sovereign Debt Obligations                 [PIE CHART OMITTED]
[ ]  43.3%   Corporate Debt Obligations
[ ]   3.9%   Emerging Market-Corporate Debt Obligation
[ ]   2.3%   Structured Note
[ ]   0.3%   Preferred Stock & Warrants

[ ]   2.3%   Short-Term


* All data are as of September 30, 2006. The Fund's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


ACM MANAGED DOLLAR INCOME FUND o 7


PORTFOLIO OF INVESTMENTS
September 30, 2006


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-51.9%
Argentina-4.6%
Republic of Argentina
  7.00%, 3/28/11                                       $   275     $   264,642
  8.28%, 12/31/33                                        2,969       2,862,165
Republic of Argentina FRN
  5.59%, 8/03/12(a)                                      5,051       4,659,465
                                                                    ----------
                                                                     7,786,272
Brazil-8.2%
Republic of Brazil
  7.125%, 1/20/37(b)                                     3,776       3,857,184
  8.00%, 1/15/18                                         2,099       2,303,653
  8.25%, 1/20/34                                         4,247       4,852,198
  8.875%, 10/14/19                                       2,329       2,769,181
                                                                    ----------
                                                                    13,782,216
Bulgaria-0.3%
Republic of Bulgaria
  8.25%, 1/15/15(c)                                        355         417,657

Colombia-1.1%
Republic of Colombia
  7.375%, 9/18/37                                          160         162,000
  10.75%, 1/15/13                                          237         289,496
  11.75%, 2/25/20                                        1,028       1,434,060
                                                                    ----------
                                                                     1,885,556
Costa Rica-0.2%
Republic of Costa Rica
  8.05%, 1/31/13(c)                                        181         194,394
  8.11%, 2/01/12(c)                                        188         201,630
                                                                    ----------
                                                                       396,024
Dominican Republic-0.2%
Dominican Republic
  8.625%, 4/20/27(c)                                       270         285,795
  9.50%, 9/27/11(c)                                        100         107,046
                                                                    ----------
                                                                       392,841
Ecuador-0.4%
Republic of Ecuador
  9.00%, 8/15/30(a)(c)                                     645         590,175
  9.375%, 12/15/15(c)                                       87          84,390
                                                                    ----------
                                                                       674,565


8 o ACM MANAGED DOLLAR INCOME FUND


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
El Salvador-0.6%
Republic of El Salvador
  7.625%, 9/21/34(c)                                   $   150     $   163,875
  7.65%, 6/15/35(c)                                        441         472,973
  8.50%, 7/25/11(c)                                        400         441,000
                                                                    ----------
                                                                     1,077,848
Indonesia-1.1%
Republic of Indonesia
  6.75%, 3/10/14(c)                                        945         958,230
  6.875%, 3/09/17(c)                                       378         386,505
  7.25%, 4/20/15(c)                                        476         494,564
                                                                    ----------
                                                                     1,839,299
Jamaica-0.3%
Government of Jamaica
  9.25%, 10/17/25                                          100         106,600
  10.625%, 6/20/17                                         270         314,550
                                                                    ----------
                                                                       421,150
Lebanon-0.6%
Lebanese Republic
  7.875%, 5/20/11(c)                                       325         317,362
  10.125%, 8/06/08(c)                                      556         582,410
  11.625%, 5/11/16(c)                                      146         172,937
                                                                    ----------
                                                                     1,072,709
Mexico-6.5%
United Mexican States
  8.00%, 9/24/22(b)                                      2,472       2,960,220
  8.125%, 12/30/19(b)                                    5,135       6,162,000
  11.375%, 9/15/16                                       1,296       1,858,464
                                                                    ----------
                                                                    10,980,684
Nigeria-0.9%
Central Bank of Nigeria
  6.25%, 11/15/20(a)                                     1,500       1,500,000

Panama-3.0%
Republic of Panama
  6.70%, 1/26/36                                           433         433,000
  7.125%, 1/29/26                                          927         977,985
  7.25%, 3/15/15                                         2,050       2,188,375
  8.875%, 9/30/27                                          559         691,763
  9.375%, 7/23/12-4/01/29                                  541         683,267
  9.625%, 2/08/11                                          135         153,562
                                                                    ----------
                                                                     5,127,952


ACM MANAGED DOLLAR INCOME FUND o 9


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Peru-3.3%
Republic of Peru
  7.35%, 7/21/25                                       $ 2,611      $2,787,243
  8.375%, 5/03/16                                          996       1,145,400
  8.75%, 11/21/33(b)                                     1,299       1,591,275
  9.875%, 2/06/15                                           23          28,462
                                                                    ----------
                                                                     5,552,380
Philippines-4.0%
Republic of Philippines
  7.75%, 1/14/31                                           340         354,450
  8.25%, 1/15/14(b)                                        226         246,340
  8.375%, 2/15/11                                           31          33,294
  8.875%, 3/17/15                                        1,888       2,147,600
  9.00%, 2/15/13                                            44          49,456
  9.50%, 2/02/30                                           431         531,207
  9.875%, 1/15/19                                        2,628       3,242,952
  10.625%, 3/16/25                                         130         173,095
                                                                    ----------
                                                                     6,778,394
Russia-6.5%
Ministry Finance of Russia
  3.00%, 5/14/08-5/14/11                                 2,380       2,260,100
Russian Federation
  5.00%, 3/31/30(a)(c)                                   7,191       8,010,774
  11.00%, 7/24/18(c)                                       435         624,007
                                                                    ----------
                                                                    10,894,881
Turkey-4.1%
Republic of Turkey
  6.875%, 3/17/36                                        1,161       1,053,608
  7.00%, 6/05/20                                         1,150       1,114,350
  7.375%, 2/05/25                                          680         671,500
  9.50%, 1/15/14                                           151         171,762
  11.00%, 1/14/13                                          610         734,440
  11.50%, 1/23/12                                        1,447       1,745,806
  11.75%, 6/15/10                                          883       1,033,110
  11.875%, 1/15/30(b)                                      254         374,650
                                                                    ----------
                                                                     6,899,226
Ukraine-0.6%
Government of Ukraine
  6.875%, 3/04/11(c)                                       526         531,260
  7.65%, 6/11/13(c)                                        191         201,982
  11.00%, 3/15/07(c)                                       219         224,003
                                                                    ----------
                                                                       957,245
Uruguay-1.1%
Republic of Uruguay
  7.50%, 3/15/15                                            93          97,092
  7.875%, 1/15/33(d)                                     1,072       1,109,829
  9.25%, 5/17/17                                           505         590,345
                                                                    ----------
                                                                     1,797,266


10 o ACM MANAGED DOLLAR INCOME FUND


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Venezuela-4.3%
Republic of Venezuela
  5.75%, 2/26/16                                       $   733     $   672,069
  6.511%, 4/20/11 FRN(a)(c)                                120         118,704
  7.00%, 12/01/18(c)                                       315         311,062
  8.50%, 10/08/14                                        1,102       1,220,465
  9.25%, 9/15/27(b)                                      2,339       2,847,732
  10.75%, 9/19/13                                        1,659       2,028,127
  13.625%, 8/15/18                                          35          51,625
                                                                    ----------
                                                                     7,249,784
Total Sovereign Debt Obligations
  (cost $77,935,380)                                                87,483,949

CORPORATE DEBT OBLIGATIONS-47.0%
Aerospace & Defense-0.4%
DRS Technologies, Inc.
  6.875%, 11/01/13                                         150         148,125
L-3 Communications Corp.
  5.875%, 1/15/15                                          345         327,750
Sequa Corp.
  9.00%, 8/01/09                                           235         250,569
                                                                    ----------
                                                                       726,444
Automotive-2.7%
Autonation Inc.
  7.507%, 4/15/13 FRN(a)(c)                                 55          55,688
Ford Motor Co.
  7.45%, 7/16/31*                                          561         433,373
Ford Motor Credit Co.
  4.95%, 1/15/08                                           380         369,525
  7.00%, 10/01/13                                          533         494,538
General Motors Acceptance Corp.
  6.875%, 9/15/11                                          765         760,947
  8.375%, 7/15/33                                          580         501,700
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13                                          310         291,400
Lear Corp.
  8.11%, 5/15/09*                                          205         197,825
Tenneco Inc.
  8.625%, 11/15/14                                         130         128,375
TRW Automotive, Inc.
  9.375%, 2/15/13                                          186         198,090
  11.00%, 2/15/13                                          176         191,840
United Auto Group, Inc.
  9.625%, 3/15/12                                          290         307,400
Visteon Corp.
  7.00%, 3/10/14*                                          635         568,325
                                                                    ----------
                                                                     4,499,026


ACM MANAGED DOLLAR INCOME FUND o 11


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Broadcasting & Media-0.5%
Allbritton Communications Co.
  7.75%, 12/15/12                                      $   375      $  377,813
Sirius Satellite Radio, Inc.
  9.625%, 8/01/13                                          190         185,725
XM Satellite Radio Inc.
  9.75%, 5/01/14                                           245         233,975
                                                                    ----------
                                                                       797,513
Building & Real Estate-1.1%
Associated Materials, Inc.
  11.25%, 3/01/14(a)                                       530         291,500
D.R. Horton, Inc.
  6.875%, 5/01/13                                          345         352,407
Goodman Global Holdings Company, Inc.
  7.875%, 12/15/12*                                        280         266,700
KB HOME
  7.75%, 2/01/10                                           480         480,000
William Lyon Homes, Inc.
  10.75%, 4/01/13                                          525         483,000
                                                                    ----------
                                                                     1,873,607
Cable-3.7%
Cablevision Systems Corp.
  8.00%, 4/15/12                                           435         440,437
Charter Communications Operating LLC
  8.00%, 4/30/12(c)                                        890         896,675
CSC Holdings, Inc.
  6.75%, 4/15/12                                           325         323,781
  7.625%, 7/15/18                                          410         419,737
DirectTV Holdings LLC
  6.375%, 6/15/15                                          480         451,200
Echostar DBS Corp.
  6.375%, 10/01/11                                         325         316,469
  7.125%, 2/1/16(c)                                        160         154,600
Inmarsat Finance PLC
  7.625%, 6/30/12                                          372         383,160
Insight Midwest LP
  9.75%, 10/01/09                                          295         300,162
Intelsat Bermuda, Ltd.
  8.625%, 1/15/15                                          285         291,412
  10.484%, 1/15/12 FRN(a)                                  115         116,581
  11.25%, 6/15/16(c)                                       702         745,875
PanAmSat Corp.
  9.00%, 8/15/14                                           313         323,172
Quebecor Media
  7.75%, 3/15/16                                           520         520,650
Rogers Cable, Inc.
  6.75%, 3/15/15                                           620         626,200
                                                                    ----------
                                                                     6,310,111


12 o ACM MANAGED DOLLAR INCOME FUND


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Chemicals-1.7%
Equistar Chemical Funding LP
  10.125%, 9/01/08                                     $   480      $  508,200
  10.625%, 5/01/11                                         145         155,513
Hexion Nova Scotia Finance, ULC
  9.00%, 7/15/14                                           290         295,800
Huntsman International LLC
  9.875%, 3/01/09                                          203         211,628
Ineos Group Holdings
  8.50%, 2/15/16(c)                                        385         366,712
Lyondell Chemical Co.
  8.00%, 9/15/14                                           155         156,937
  8.25%, 9/15/16                                            95          96,425
Nell AF S.a.r.l.
  8.375%, 8/15/15(c)*                                      369         366,232
Rhodia S.A.
  8.875%, 6/01/11                                          625         645,312
                                                                    ----------
                                                                     2,802,759
Communications - Fixed-2.5%
Citizens Communications Co.
  6.25%, 1/15/13                                           490         476,525
Hawaiian Telcom Communications, Inc.
  9.75%, 5/01/13*                                          285         292,838
L-3 Financing Inc.
  11.50%, 3/01/10                                          135         138,712
  12.25%, 3/15/13*                                         906       1,010,190
Qwest Corp.
  8.875%, 3/15/12                                        1,610       1,756,913
Time Warner Telecommunications Holdings
  9.25%, 2/15/14                                           205         215,762
Windstream Corp.
  8.125%, 8/01/13(c)                                       198         210,127
  8.625%, 8/01/16(c)                                       156         166,920
                                                                    ----------
                                                                     4,267,987
Communications - Mobile-1.5%
American Tower Corp.
  7.125%, 10/15/12                                         627         642,675
Digicel, Ltd.
  9.25%, 9/01/12(c)                                        349         362,087
Dobson Communications Corp.
  8.375%, 11/01/11(c)                                      143         148,541
  8.875%, 10/01/13*                                        185         183,381
Rogers Wireless, Inc.
  7.25%, 12/15/12                                          335         350,494
  7.50%, 3/15/15                                           508         542,290
Rural Cellular Corp.
  8.25%, 3/15/12                                           255         262,650
                                                                    ----------
                                                                     2,492,118


ACM MANAGED DOLLAR INCOME FUND o 13


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Consumer Manufacturing-0.7%
ACCO Brands Corp.
  7.625%, 8/15/15                                      $   470      $  454,725
Broder Brothers Co.
  11.25%, 10/15/10                                         292         284,700
Jostens, Inc.
  7.625%, 10/01/12                                         210         211,050
Levi Strauss & Co.
  8.875%, 4/01/16                                          225         223,875
                                                                    ----------
                                                                     1,174,350
Diversified Media-1.0%
Dex Media East LLC
  9.875%, 11/15/09                                         125         131,719
  12.125%, 11/15/12                                        220         245,575
Dex Media West LLC
  8.50%, 8/15/10                                           180         185,850
Lamar Media Corp.
  6.625%, 8/15/15                                          100          95,875
Liberty Media Corp.
  5.70%, 5/15/13                                           150         141,543
  7.875%, 7/15/09                                          120         125,630
  8.25%, 2/01/30                                           150         149,725
Rainbow National Services LLC
  8.75%, 9/01/12(c)                                        205         219,350
R.H. Donnelley Corp.
  6.875%, 1/15/13                                          387         353,137
                                                                    ----------
                                                                     1,648,404
Energy-3.0%
Chesapeake Energy Corp.
  6.625%, 1/15/16                                          655         632,075
  7.50%, 9/15/13                                           185         187,775
  7.75%, 1/15/15                                           485         494,700
El Paso Corp.
  7.75%, 6/01/13-1/15/32                                   956         978,938
Grant Prideco, Inc.
  6.125%, 8/15/15                                          245         233,975
Hilcorp Energy
  10.50%, 9/01/10(c)                                       266         286,283
Kerr-McGee Corp.
  6.875%, 9/15/11                                          420         444,905
  6.95%, 7/01/24                                           260         278,559
Kinder Morgan Finance Co.
  5.35%, 1/05/11                                           190         184,789
Newfield Exploration Co.
  6.625%, 4/15/16                                          110         106,975
Petrohawk Energy Corp.
  9.125%, 7/15/13(c)                                       217         218,085
Pride International, Inc.
  7.375%, 7/15/14                                          400         412,000


14 o ACM MANAGED DOLLAR INCOME FUND


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Range Resources Corp.
  7.50%, 5/15/16                                       $   265      $  266,325
Tesoro Corp.
  6.25%, 11/01/12(c)                                       400         385,500
                                                                    ----------
                                                                     5,110,884
Entertainment & Leisure-1.3%
Gaylord Entertainment Co.
  8.00%, 11/15/13                                          350         356,125
Intrawest Corp.
  7.50%, 10/15/13                                          195         209,381
NCL Corp.
  10.625%, 7/15/14                                         250         241,875
Royal Caribbean Cruises
  8.00%, 5/15/10                                           385         407,996
Six Flags Inc.
  9.625%, 6/01/14*                                         290         258,100
Universal City Development
  11.75%, 4/01/10                                          335         360,962
Universal City Florida Holding, Co.
  8.375%, 5/01/10                                          110         110,412
Univision Communmications Inc.
  7.85%, 7/15/11                                           190         188,924
                                                                    ----------
                                                                     2,133,775
Financial-1.9%
C&M Finance Ltd.
  8.10%, 2/01/16(c)                                        250         245,000
Crum & Foster Holdings Corp.
  10.375%, 6/15/13                                         220         225,500
E*Trade Financial Corp.
  7.375%, 9/15/13                                          200         204,500
  7.875%, 12/01/15                                         643         676,758
  8.00%, 6/15/11                                           190         196,650
Iirsa Norte Finance LTD.
  8.75%, 5/30/24(c)                                        150         154,875
Liberty Mutual Group
  5.75%, 3/15/14(c)                                        280         275,354
TNK-BP Financial SA
  7.50%, 7/18/16(c)                                        575         599,763
TRAINS HY-1-2006
  7.548%, 5/01/16(c)                                       595         595,268
                                                                    ----------
                                                                     3,173,668
Food & Beverage-1.8%
Altria Group, Inc.
  7.75%, 1/15/27                                           415         502,487
Dean Foods Co.
  7.00%, 6/01/16                                           360         360,000
Del Monte Food Co.
  8.625%, 12/15/12                                         125         131,094


ACM MANAGED DOLLAR INCOME FUND o 15


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Dole Food Company, Inc.
  8.625%, 5/01/09                                      $   180      $  175,950
  8.875%, 3/15/11                                           92          88,090
Domino's, Inc.
  8.25%, 7/01/11                                           262         275,100
Reynolds American, Inc.
  7.25%, 6/01/12-6/01/13(c)                                825         848,723
  7.625%, 6/01/16(c)                                       190         197,089
Rite Aid Corp.
  6.875%, 8/15/13                                          230         193,200
  9.25%, 6/01/13                                           210         205,800
                                                                    ----------
                                                                     2,977,533
Gaming-3.3%
Boyd Gaming Corp.
  7.75%, 12/15/12                                          255         261,694
Greektown Holdings LLC
  10.75%, 12/01/13(c)                                      240         253,200
Mandalay Resort Group
  10.25%, 8/01/07                                          535         552,387
MGM Mirage, Inc.
  6.625%, 7/15/15                                          455         436,800
  8.375%, 2/01/11                                          620         646,381
Mohegan Tribal Gaming Authority
  6.375%, 7/15/09                                          155         153,837
  7.125%, 8/15/14                                          150         149,250
Park Place Entertainment
  7.00%, 4/15/13                                           305         313,551
  7.875%, 3/15/10                                          150         156,000
  9.375%, 2/15/07                                          255         258,187
Penn National Gaming, Inc.
  6.875%, 12/01/11                                         430         432,150
Riviera Holdings Corp.
  11.00%, 6/15/10                                          385         406,175
Seneca Gaming Corp.
  7.25%, 5/01/12                                           305         305,000
Station Casinos, Inc.
  6.625%, 3/15/18                                          235         212,087
Turning Stone Casino Resort Enterprise
  9.125%, 12/15/10(c)                                      300         303,750
Wynn Las Vegas LLC
  6.625%, 12/01/14                                         695         674,150
                                                                    ----------
                                                                     5,514,599
Health Care-2.4%
Concentra Operating Corp.
  9.125%, 6/01/12                                            5           5,200
  9.50%, 8/15/10                                           280         291,200
Coventry HealthCare, Inc.
  5.875%, 1/15/12                                          160         158,747
  6.125%, 1/15/15                                          170         168,698


16 o ACM MANAGED DOLLAR INCOME FUND


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
DaVita, Inc.
  7.25%, 3/15/15                                       $   350      $  343,875
Extendicare Health Services
  9.50%, 7/01/10                                           160         167,800
Hanger Orthopedic Group
  10.25%, 6/01/14                                          190         192,850
HCA, Inc.
  6.375%, 1/15/15                                          905         730,788
  6.50%, 2/15/16                                           395         316,000
  6.75%, 7/15/13                                            10           8,463
  7.875%, 2/01/11                                          415         396,844
Healthsouth Corp.
  10.75%, 6/15/16(c)                                       250         255,313
IASIS Healthcare/CAP CRP Healthcare
  8.75%, 6/15/14                                           270         261,225
Select Medical Corp.
  7.625%, 2/01/15                                          285         240,112
Universal Hospital Services, Inc.
  10.125%, 11/01/11                                        260         273,000
Ventas Realty LP
  6.75%, 4/01/17                                           157         157,981
                                                                    ----------
                                                                     3,968,096
Hotels & Lodging-0.8%
Host Marriott LP
  6.75%, 6/01/16                                           225         221,906
  9.25%, 10/01/07                                          110         113,437
  9.50%, 1/15/07                                           310         312,712
Starwood Hotels & Resorts Worldwide, Inc.
  7.875%, 5/01/12                                          405         425,250
Vail Resorts, Inc.
  6.75%, 2/15/14                                           360         351,900
                                                                    ----------
                                                                     1,425,205
Index-1.4%
Dow Jones CDX HY
  8.25%, 6/29/10(c)*                                       955         959,976
  8.375%, 12/29/11(c)                                      454         454,284
  8.625%, 6/29/11(c)*                                      983         995,287
                                                                    ----------
                                                                     2,409,547
Industrial-1.3%
AMSTED Industries, Inc.
  10.25%, 10/15/11(c)                                      265         283,550
Case New Holland, Inc.
  9.25%, 8/01/11                                           315         333,900
FastenTech, Inc.
  11.50%, 5/01/11                                          170         176,800
Invensys PLC
  9.875%, 3/15/11(c)                                       221         238,680
RBS Global & Rexnord Corp.
  9.50%, 8/01/14(c)                                        250         255,000
  11.75%, 8/01/16(c)                                       115         119,025


ACM MANAGED DOLLAR INCOME FUND o 17


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Trinity Industries, Inc.
  6.50%, 3/15/14                                       $   535      $  522,962
Tyco International Group SA
  6.875%, 1/15/29                                          188         209,289
                                                                    ----------
                                                                     2,139,206
Metals & Mining-1.3%
AK Steel Corp.
  7.875%, 2/15/09                                          430         428,387
Arch Western Finance
  6.75%, 7/01/13                                           165         158,400
International Steel Group, Inc.
  6.50%, 4/15/14                                           272         268,600
Ispat Inland ULC
  9.75%, 4/01/14                                           239         269,174
Massey Energy Co.
  6.875%, 12/15/13                                         165         149,325
Peabody Energy Corp.
  6.875%, 3/15/13                                          660         650,100
Southern Peru Copper Corp.
  7.50%, 7/27/35                                           300         313,984
                                                                    ----------
                                                                     2,237,970
Paper & Packaging-1.5%
Ball Corp.
  6.875%, 12/15/12                                         450         453,375
Berry Plastics Corp.
  8.875%, 9/15/14(c)                                       275         276,375
Covalence Specialty Materials Corp.
  10.25%, 3/01/16(c)                                       130         126,100
Crown Americas, Inc.
  7.625%, 11/15/13                                         375         379,687
Jefferson Smurfit Corp.
  8.25%, 10/01/12                                            8           7,660
Newpage Corp.
  10.00%, 5/01/12                                          285         294,262
Owens-Brockway Glass Container, Inc.
  8.875%, 2/15/09                                          655         673,012
Plastipak Holdings, Inc.
  8.50%, 12/15/15(c)                                       135         136,350
Russell-Stanley Holdings, Inc.
  9.00%, 11/30/08(c)(d)(f)                                 913         240,757
Stone Container Corp.
  9.75%, 2/01/11                                            10          10,300
                                                                    ----------
                                                                     2,597,878
Retail-0.6%
Burlington Coat Factory
  11.125%, 4/15/14(c)                                      130         125,450
GSC Holdings Corp.
  8.00%, 10/01/12                                          610         628,300


18 o ACM MANAGED DOLLAR INCOME FUND


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
J.C. Penney Corporation, Inc.
  7.625%, 3/01/97                                      $   205      $  210,635
                                                                    ----------
                                                                       964,385
Service-2.2%
Allied Waste North America
  6.375%, 4/15/11                                          610         594,750
  7.125%, 5/15/16                                          545         537,506
  7.375%, 4/15/14*                                         185         182,225
Gallery Capital SA
  10.125%, 5/15/13(c)                                      149         145,767
Iron Mountain Inc.
  6.625%, 1/01/16                                          335         314,900
Service Corp. International
  6.50%, 3/15/08                                           605         605,000
  7.70%, 4/15/09                                           270         277,087
United Rentals North America, Inc.
  6.50%, 2/15/12                                           454         438,110
  7.00%, 2/15/14                                            85          79,900
  7.75%, 11/15/13                                          538         529,930
                                                                    ----------
                                                                     3,705,175
Supermarket & Drugstore-0.5%
Couche-Tard, Inc.
  7.50%, 12/15/13                                          333         337,995
Elan Finance Corp.
  7.75%, 11/15/11                                          355         345,681
Stater Bros. Holdings, Inc.
  8.125%, 6/15/12                                          165         165,825
                                                                    ----------
                                                                       849,501
Technology-2.2%
Amkor Technologies Inc.
  9.25%, 6/01/16                                           175         164,063
Avago Technologies Finance
  10.125%, 12/01/13(c)                                     230         243,800
Computer Associates Inc.
  5.25%, 12/01/09(c)                                       200         194,569
Electronic Data Systems Corp
  6.50%, 8/01/13                                           178         180,568
Flextronics International, Ltd.
  6.50%, 5/15/13                                           535         529,650
Freescale Semiconductor
  7.125%, 7/15/14                                          220         235,950
Nortel Networks Corp.
  6.875%, 9/01/23                                          280         231,000
Seagate Technology
  6.375%, 10/01/11                                         443         440,785
  6.80%, 10/01/16                                          221         219,895
Serena Software, Inc.
  10.375%, 3/15/16                                         270         282,825


ACM MANAGED DOLLAR INCOME FUND o 19


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
SunGard Data Systems, Inc.
  9.125%, 8/15/13                                      $   735      $  760,725
Xerox Corp.
  6.40%, 3/15/16                                           240         238,800
                                                                    ----------
                                                                     3,722,630
Transportation-0.9%
AMR Corp.
  9.00%, 8/01/12*                                          232         233,160
Avis Budget Car Rental
  7.75%, 5/15/16(c)                                        315         304,762
BNSF Funding Trust
  6.613%, 12/15/55 VRN(a)                                  555         557,824
Hertz Corp.
  8.875%, 1/01/14(c)                                       205         214,738
  10.50%, 1/01/16(c)*                                      235         258,500
                                                                    ----------
                                                                     1,568,984
Utilities - Electric & Gas-4.8%
AES Corporation
  7.75%, 3/01/14                                           490         509,600
  8.75%, 5/15/13(c)                                         75          80,438
  9.00%, 5/15/15(c)                                        115         123,913
Allegheny Energy Supply
  7.80%, 3/15/11                                           280         298,900
  8.25%, 4/15/12(c)                                        495         539,550
Aquila, Inc.
  14.875%, 7/01/12                                         260         341,250
CMS Energy Corp.
  8.50%, 4/15/11                                           215         232,200
Edison Mission Energy
  7.50%, 6/15/13(c)*                                       500         505,000
  7.75%, 6/15/16(c)                                        170         172,125
FirstEnergy Corp.
  6.45%, 11/15/11                                          205         213,851
Northwest Pipeline Corp.
  8.125%, 3/01/10                                          315         327,600
NRG Energy, Inc.
  7.25%, 2/01/14                                            85          84,362
  7.375%, 2/01/16                                          475         472,031
Reliant Energy, Inc.
  6.75%, 12/15/14                                           65          61,831
  9.50%, 7/15/13                                           390         404,625
Sierra Pacific Resources
  8.625%, 3/15/14                                          260         280,726
Southern Natural Gas Co.
  7.35%, 2/15/31                                           405         419,671
  8.875%, 3/15/10                                          325         340,816
TECO Energy, Inc.
  7.00%, 5/01/12                                           425         439,875


20 o ACM MANAGED DOLLAR INCOME FUND


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
The Williams Companies, Inc.
  7.625%, 7/15/19                                      $ 1,365      $1,419,600
TXU Corp.
  5.55%, 11/15/14                                          475         448,770
  6.50%, 11/15/24                                          379         359,082
                                                                    ----------
                                                                     8,075,816
Total Corporate Debt Obligations
  (cost $82,945,436)                                                79,167,171

EMERGING MARKET - CORPORATE DEBT
  OBLIGATIONS-4.2%
Brazil-0.8%
Banco BMG SA
  9.15%, 1/15/16(c)                                        350         350,875
PF Export Receivables Master Trust
  6.436%, 6/01/15(c)                                     1,059       1,069,687
                                                                    ----------
                                                                     1,420,562
China-0.3%
Chaoda Modern Agriculture
  7.75%, 2/08/10(c)                                        519         499,538

El Salvador-0.2%
AES El Salvador Trust
  6.75%, 2/01/16(c)                                        270         266,613

Hong Kong-0.2%
Noble Group, Ltd.
  6.625%, 3/17/15(c)                                       401         354,896

Kazakhstan-0.3%
ALB Finance BV
  9.25%, 9/25/13(c)                                        173         171,139
Kazkommerts International BV
  8.50%, 4/16/13(c)                                        350         368,375
                                                                    ----------
                                                                       539,514
Romania-0.3%
Mobifon Holdings BV
  12.50%, 7/31/10                                          425         476,531

Russia-2.0%
Alfa Bond ISS (Alpha Bank)
  8.625%, 12/09/15 VRN(a)                                  225         223,821
Citigroup (JSC Severstal)
  9.25%, 4/19/14(c)                                        464         493,130
Evraz Group SA
  8.25%, 11/10/15(c)                                       665         666,663


ACM MANAGED DOLLAR INCOME FUND o 21


                                                     Shares or
                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Gazprom OAO
  9.625%, 3/01/13(c)                                   $   890      $1,052,021
Mobile Telesystems Finance S.A.
  9.75%, 1/30/08(c)                                        625         648,037
Russian Standard Finance SA
  7.50%, 10/07/10(c)                                       270         261,900
Tyumen Oil Co.
  11.00%, 11/06/07(c)                                       70          73,500
                                                                    ----------
                                                                     3,419,072
Ukraine-0.1%
Dresdner Bank AG (Kyivstar)
  7.75%, 4/27/12(c)                                        100         101,250

Total Emerging Market - Corporate Debt
  Obligations
  (cost $6,898,580)                                                  7,077,976

STRUCTURED NOTE-2.5%
RACERS Series 06-6-T
  5.429%, 5/01/07 FRN(a)(c)
  (cost $4,200,000)                                      4,200       4,246,137

NON-CONVERTIBLE PREFERRED
  STOCK-0.2%
Sovereign Real Estate Investment Trust
  12.00%(c)
  (cost $168,350)                                          185         260,850

WARRANTS-0.1%
Central Bank of Nigeria
  Warrants, expiring 11/15/20(g)                         1,000         200,000
Republic of Venezuela
  Warrants, expiring 4/15/20(g)                          7,140              -0-

Total Warrants (cost $0)                                               200,000

SHORT-TERM INVESTMENT-2.5%
Time Deposit-2.5%
Societe Generale
  5.32%, 10/02/06
  (cost $4,200,000)                                      4,200       4,200,000

Total Investments Before Security Lending
  Collateral-108.4%
  (cost $176,347,746)                                              182,636,083


22 o ACM MANAGED DOLLAR INCOME FUND


                                                        Shares    U.S. $ Value
-------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED-2.2%
Short-Term Investment
UBS Private Money Market Fund, LLC
  (cost $3,725,518)                                  3,725,518    $  3,725,518

Total Investments-110.6%
  (cost $180,073,264)                                              186,361,601
Other assets less liabilities-(10.6)%                              (17,912,316)
Net Assets-100.0%                                                 $168,449,285


CREDIT DEFAULT SWAP CONTRACTS (see Note C)

                                  Notional                                      Unrealized
Swap Counterparty &                Amount     Interest         Termination     Appreciation/
Referenced Obligation              (000)        Rate              Date        (Depreciation)
--------------------------------------------------------------------------------------------
Buy Contracts:
Citigroup Global Markets, Inc.
  Republic of Hungary
  4.50%, 2/06/13                   $350         0.50%           11/26/13      $     396
JP Morgan Chase
  Republic of Hungary
  4.75%, 2/03/15                  1,380         0.30            10/20/15         30,349
Sale Contracts:s
Citigroup Global Markets, Inc.
  Republic of Brazil
  12.25%, 3/06/30                 2,562         1.98             4/20/07         45,098
Citigroup Global Markets, Inc.
  Republic of Philippines
  10.625%, 3/16/25                  510         4.95             3/20/09         48,508
Credit Suisse First Boston
  Republic of Brazil
  12.25%, 3/06/30                   750         6.90             6/20/07         50,281
Credit Suisse First Boston
  Republic of Venezuela
  9.25%, 9/15/27                    730         3.17            10/20/15         47,845
Deutsche Bank AG
  Republic of Brazil
  12.25%, 3/06/30                 2,562         1.90             4/20/07         47,307
JP Morgan Chase
  Gazprom OAO
  10.50%, 10/21/09                1,490         1.04            10/20/10         12,721


ACM MANAGED DOLLAR INCOME FUND o 23


REVERSE REPURCHASE AGREEMENTS (see Note C)


                                           Interest
Broker                                       Rate     Maturity         Amount
-------------------------------------------------------------------------------
Barclays Securties                           5.00%    12/29/06      $6,138,699
Barclays Securties                           5.00     12/29/06       3,043,061
Chase Manhattan Bank                         1.85     12/29/06         378,672
Chase Manhattan Bank                         3.05     12/29/06         243,526
Chase Manhattan Bank                         4.65     12/29/06       2,879,013
Chase Manhattan Bank                         5.00     12/29/06       1,421,114
Chase Manhattan Bank                         5.00     12/29/06       1,747,233
Chase Manhattan Bank                         5.00     12/29/06       1,885,781
                                                                  ------------
                                                                   $17,737,099


* Represents entire or partial securities out on loan. See Note F for securities lending information.

(a) Variable rate coupon, rate shown as of September 30, 2006.

(b) Positions, or portions thereof, with an aggregate market value of $18,039,402 have been segregated to collateralize reverse repurchase agreements.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the aggregate market value of these securities amounted to $42,082,352 or 25.0% of net assets.

(d) Payment in kind (PIK) quarterly coupon payment.

(e) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f) Security is exempt from registration under Rule 144A of the Securites Act of 1933. This security, which represents 0.14% of net assets as of September 30, 2006, is considered illiquid and restricted. Security is in default, is non-income producing, and valued at fair value.

                                                                     Percentage
                              Acquisition    Acquisition    Market     of Net
Restricted Security               Date          Cost         Value     Assets
-------------------------------------------------------------------------------
Russell-Stanley Holdings, Inc.   2/26/99     $4,895,369    $240,757     0.14%
9.00%, 11/30/08

(g) Non-income producing security.

    Glossary of Terms:

    FRN - Floating Rate Note
    VRN - Variable Rate Note

    Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.

    See notes to financial statements.


24 o ACM MANAGED DOLLAR INCOME FUND


STATEMENT OF ASSETS & LIABILITIES
September 30, 2006

Assets
Investments in securities, at value
  (cost $180,073,264--including investment of cash
  collateral for securities loaned of $3,725,518)
                                                               $186,361,601(a)
Cash                                                                640,352
Interest receivable                                               3,217,367
Receivable for investment securities sold                         1,207,196
Unrealized appreciation on credit default swap contracts            282,505
Total assets                                                    191,709,021
Liabilities
Reverse repurchase agreements                                    17,737,099
Payable for collateral received on securities loaned              3,725,518
Payable for investment securities purchased                       1,424,048
Advisory fee payable                                                123,861
Tender fees payable                                                 121,949
Administrative fee payable                                           19,818
Accrued expenses and other liabilities                              107,443
Total liabilities                                                23,259,736
Net Assets                                                     $168,449,285
Composition of Net Assets
Common stock, at par                                           $    204,937
Additional paid-in capital                                      278,179,061
Distributions in excess of net investment income                   (384,956)
Accumulated net realized loss on investment transactions       (116,120,599)
Net unrealized appreciation of investments                        6,570,842
                                                               $168,449,285
Net Asset Value Per Share--300 million shares of
capital stock authorized, $.01 par value
  (based on 20,493,702 shares outstanding)                            $8.22


(a)  Includes securities on loan with a value of $3,551,583 (see Note F).

     See notes to financial statements.


ACM MANAGED DOLLAR INCOME FUND o 25


STATEMENT OF OPERATIONS
Year Ended September 30, 2006

Investment Income
Interest                                             $15,118,438
Dividends                                                147,360   $15,265,798
Expenses
Advisory fee                                           1,299,642
Administrative fee                                       207,928
Printing                                                  97,897
Legal                                                     83,922
Audit                                                     78,945
Custodian                                                 60,918
Directors' fees                                           41,432
Transfer agency                                           13,806
Registration                                              23,750
Miscellaneous                                             45,973
Total expenses before interest expense                 1,954,213
Interest expense                                       1,005,993
Total expenses                                                       2,960,206
Net investment income                                               12,305,592
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                                           13,257,982
  Swap contracts                                                      (126,352)
  Written options                                                       10,802
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                      (14,651,725)
  Swap contracts                                                       221,195
Net loss on investment transactions                                 (1,288,098)
Net Increase in Net Assets from
  Operations                                                       $11,017,494

See notes to financial statements.


26 o ACM MANAGED DOLLAR INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS


                                                   Year Ended      Year Ended
                                                  September 30,   September 30,
                                                       2006            2005
Increase (Decrease) in Net Assets
Resulting from Operations
Net investment income                              $12,305,592     $14,589,844
Net realized gain on investment
  transactions                                      13,142,432       3,564,731
Net change in unrealized
  appreciation/depreciation
  of investments                                   (14,430,530)      6,022,473
Net increase in net assets from
  operations                                        11,017,494      24,177,048
Dividends and Distributions to
Shareholders from
Net investment income                              (12,533,183)    (15,094,355)
Common Stock Transactions
Reinvestment of dividends resulting in
  the issuance of Common Stock                              -0-         79,572
Tender offer (resulting in the redemption
  of 1,078,616 and 1,135,385 shares of
  common stock, respectively)                       (8,434,777)     (9,162,557)
Tender offer costs                                    (160,449)       (175,000)
Total decrease                                     (10,110,915)       (175,292)
Net Assets
Beginning of period                                178,560,200     178,735,492
End of period (including distributions
  in excess of net investment income
  of $384,956 and $186,090,
  respectively)                                   $168,449,285    $178,560,200


See notes to financial statements.


ACM MANAGED DOLLAR INCOME FUND o 27


STATEMENT OF CASH FLOWS
Year Ended September 30, 2006

Increase (Decrease) in Cash from
Operation Activities:
Interest and dividends received                     $14,624,467
Interest expense paid                                (1,061,669)
Operating expenses paid                              (1,966,478)
Net increase in cash from operating
  activities                                                       $11,596,320
Investing Activities:
Purchases of long-term investments                 (112,365,095)
Proceeds from disposition of long-term
  investments                                       139,113,918
Purchases of short-term investments, net             (1,800,000)
Premiums received on option
  transactions                                           10,802
Proceeds from swap contracts                           (126,352)
Net increase in cash from investing
  activities                                                        24,833,273
Financing Activities:*
Cash dividends paid                                 (12,533,183)
Proceeds from reverse repurchase
  agreements                                        (15,661,449)
Tender offer                                         (8,535,259)
Net decrease in cash from financing
  activities                                                       (36,729,891)
Net decrease in cash                                                  (300,298)
Cash at beginning of period                                            940,650
Cash at end of period                                                 $640,352

Reconciliation of Net Increase in
Net Assets from Operations to Net
Increase in Cash from Operating
Activities:
Net increase in net assets from
  operations                                                       $11,017,494
Adjustments:
Increase in interest and dividends
  receivable                                       $    (49,696)
Accretion of bond discount and
  amortization of bond premium                         (591,635)
Decrease in accrued expenses                            (12,265)
Decrease in interest payable                            (55,676)
Net realized gain on investment
  transactions                                      (13,142,432)
Net change in unrealized
  appreciation/depreciation
  of investments                                     14,430,530
Total adjustments                                                      578,826
Net Increase in Cash from
  Operating Activities                                             $11,596,320


* Non-cash financing activities not included herein consist of reinvestment of dividends and distributions.

   See notes to financial statements.


28 o ACM MANAGED DOLLAR INCOME FUND


NOTES TO FINANCIAL STATEMENTS
September 30, 2006


NOTE A

Significant Accounting Policies

ACM Managed Dollar Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market,
(OTC) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known


ACM MANAGED DOLLAR INCOME FUND o 29


as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in conformity with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


30 o ACM MANAGED DOLLAR INCOME FUND


5. Repurchase Agreements

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of the Investment Advisory Agreement, the Fund pays AllianceBernstein, L.P. an advisory fee at an annual rate of .75 of 1% of the average weekly adjusted net assets of the Fund. Such fee is accrued daily and paid monthly.

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended September 30, 2006, the Fund reimbursed $335 to ABIS.

Under the terms of the Administration Agreement, the Fund pays Princeton Administrators, LLC (the "Administrator") a fee at an annual rate of .12 of 1% of the average weekly adjusted net assets of the Fund, but in no event less than $12,500 per month. Such fee is accrued daily and paid monthly. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2006, were as follows:

                                                     Purchases        Sales
Investment securities (excluding
  U.S. government securities)                     $104,935,409    $113,118,337
U.S. government securities                                  -0-             -0-


ACM MANAGED DOLLAR INCOME FUND o 31


At September 30, 2006, the cost of investments for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation (excluding written options and swap contracts) are as follows:

Cost                                                              $180,426,372
Gross unrealized appreciation                                      $11,974,709
Gross unrealized depreciation                                       (6,039,480)
Net unrealized appreciation                                         $5,935,229

1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.


32 o ACM MANAGED DOLLAR INCOME FUND


Transactions in written options for the year ended September 30, 2006 were as follows:

                                                       Number of
                                                       Contracts       Premiums
                                                         (000)         Received
Options outstanding at
  September 30, 2005                                        -0-        $    -0-
Options written                                            950          10,802
Options exercised                                           -0-             -0-
Options terminated in closing purchase
  transactions                                            (360)         (4,280)
Options expired                                           (590)         (6,522)
Options outstanding at
  September 30, 2006                                        -0-        $    -0-

2. Swap Agreements

The Fund may enter into swaps on sovereign debt obligations to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap pro-


ACM MANAGED DOLLAR INCOME FUND o 33


vides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) interim fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At September 30, 2006, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $8,604,000, with net unrealized appreciation of $251,760 and terms ranging from 1 year to 9 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. As of September 30, 2006, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty of certain Sale Contracts outstanding.

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended September 30, 2006, the average amount of reverse repurchase agreements outstanding was $25,287,925 and the daily weighted average annual interest rate was 3.92%.


34 o ACM MANAGED DOLLAR INCOME FUND


NOTE D

Capital Stock

During the year ended September 30, 2006, the Fund did not issue any shares in connection with the Fund's dividend reinvestment plan. During the year ended September 30, 2005, the Fund issued 9,984 shares in connection with the Fund's dividend reinvestment plan.

On July 5, 2006, the Fund purchased and retired 1,078,616 shares of its outstanding common stock for $7.82 per share pursuant to a tender offer. The Fund incurred costs of $170,000, which were charged to additional paid in capital. At July 5, 2006, 20,493,702 shares of common stock were outstanding. The purpose of the tender offer was to fulfill an undertaking made in connection with the initial public offering price of the Fund's shares.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies and foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Leverage Risk--The Fund may use certain investment techniques that have increased risks. For example, the Fund may use leverage, through borrowings, to



ACM MANAGED DOLLAR INCOME FUND o 35


enhance its returns. For this purpose, the Fund may use reverse repurchase agreements and dollar rolls, which are considered borrowings, as part of its investment strategy. Borrowings allow the Fund to increase the amount of money available to invest in debt securities. As long as the income from the securities financed is greater than the interest cost of the borrowings, the Fund's investors benefit from higher returns than if the Fund were not leveraged.

The use of leverage, which is usually considered speculative, involves certain risks to stockholders. These include a higher volatility of the NAV of the common stock caused by favorable or adverse changes in interest rates. In addition, fluctuations in the interest rates on a fund's borrowings will affect the return to stockholders, with increases in interest rates decreasing the fund's return.

To the extent that the current interest rate on a fund's borrowings approaches the net return on the leveraged portion of the fund's investment portfolio, the benefit of leverage to stockholders will be reduced. If the current interest rate on the borrowings were to exceed the net return on that portion of the fund's portfolio, the fund's leverage would result in a lower rate of return to stockholders and in a lower NAV than if a fund were not leveraged.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, theFund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE F

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. Government or U.S. Government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, structured products, repurchase agreements and an eligible money


36 o ACM MANAGED DOLLAR INCOME FUND


market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of September 30, 2006, the Fund had loaned securities with a value of $3,551,583 and received cash collateral of $3,725,518, which was invested in a money market fund as included in the portfolio of investments. For the year ended September 30, 2006, the Fund earned fee income of $44,443, which is included in interest income in the accompanying statement of operations.

NOTE G

Distributions to Shareholders

The tax character of the distributions paid to shareholders during the fiscal years ended September 30, 2006 and September 30, 2005 were as follows:

                                                       2006            2005
Distributions paid from:
  Ordinary income                                  $12,533,183     $15,094,355
Total taxable distributions                         12,533,183      15,094,355
Tax return of capital                                       -0-             -0-
Total distributions paid                           $12,533,183     $15,094,355

As of September 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                           $(115,812,596)(a)
Unrealized appreciation/(depreciation)                             5,877,883(b)
Total accumulated earnings/(deficit)                           $(109,934,713)

(a) On September 30, 2006, the Fund had a net capital loss carryforward of $115,812,596 of which $26,804,736 expires in the year 2007, $24,635,181 expires in the year 2008, $10,899,598 expires in the year 2009, $33,249,705 expires in 2010 and $20,223,376 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $13,260,337.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income.

During the current fiscal year, permanent differences, primarily due to distributions in excess of net investment income, the tax character of paydown gains/losses, tax treatment of swap income and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investments and a decrease in additional paid-in capital. This reclassification had no effect on net assets.


ACM MANAGED DOLLAR INCOME FUND o 37


NOTE H

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAGOrder"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


38 o ACM MANAGED DOLLAR INCOME FUND


(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal.



ACM MANAGED DOLLAR INCOME FUND o 39


On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On


40 o ACM MANAGED DOLLAR INCOME FUND


July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.

NOTE I

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ACM MANAGED DOLLAR INCOME FUND o 41


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                                                        Year Ended September 30,
                                             ---------------------------------------------------------------------------
                                                 2006            2005               2004(a)         2003         2002(b)
                                             ---------------------------------------------------------------------------
Net asset value,
  beginning of period                           $8.28           $7.87              $7.68           $5.58        $6.33
Income From Investment
  Operations
Net investment income(c)                         0.58            0.65               0.76            0.81         0.84
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (0.05)           0.43               0.23            2.10        (0.71)
Net increase (decrease) in net
  asset value from operations                    0.53            1.08               0.99            2.91         0.13
Less: Dividends and
  Distributions
Dividends from net investment
  income                                        (0.59)          (0.67)             (0.80)          (0.81)       (0.85)
Tax return of capital                              -0-             -0-                -0-             -0-       (0.03)
Total dividends and
  distributions                                 (0.59)          (0.67)             (0.80)          (0.81)       (0.88)
Net asset value, end of period                  $8.22           $8.28              $7.87           $7.68        $5.58
Market value, end of period                     $7.37           $7.74              $7.87           $8.15        $6.29
Premium/(Discount)                             (10.34)%         (6.52)%             0.00%           6.12%       12.72%
Total Return
Total investment return based
  on:(d)
  Market value                                   3.07%           7.10%              6.91%          45.71%       (6.14)%
  Net asset value                                7.46%          14.57%             13.45%          54.77%         .23%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $168,449        $178,560           $178,735        $173,182     $124,834
Ratios to average net assets of:
  Expenses                                       1.71%           1.49%              1.44%           1.72%        2.12%
  Expenses, excluding
    interest expense(e)                          1.13%           1.13%              1.15%           1.21%        1.15%
  Net investment income                          7.10%           8.06%              9.76%          11.88%       10.81%
Portfolio turnover rate                            55%             63%                95%             80%          63%


See footnote summary on page 43.


42 o ACM MANAGED DOLLAR INCOME FUND


(a) As of October 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the fiscal year ended September 30, 2006, was to decrease net investment income per share by $0.01 and increase net realized and unrealized gain (loss) on investment transactions per share by $0.01 and decrease the ratio of net investment income to average net assets by 0.15%.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year end September 30, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss on investment by $0.01 and decrease the ratio of net investment income to average net assets from 10.91% to 10.81%. Per share, ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e) Excludes net interest expense of .61%, .36%, .29%, .51%, .97% and 1.62%, respectively, on borrowings.


ACM MANAGED DOLLAR INCOME FUND o 43


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Directors of ACM Managed Dollar Income Fund,
Inc.

We have audited the accompanying statement of assets and liabilities of ACM Managed Dollar Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2006, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Dollar Income Fund, Inc. at September 30, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
November 17, 2006


44 o ACM MANAGED DOLLAR INCOME FUND


TAX INFORMATION
(unaudited)

57.2% of the ordinary income dividends paid by the Fund during the fiscal year ended September, 2006, qualify as "interest related dividends" for non-U.S. shareholders.


ACM MANAGED DOLLAR INCOME FUND o 45


ADDITIONAL INFORMATION
(unaudited)

ACM Managed Dollar Income Fund

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment Plan (the "Plan"), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Computershare Trust Company N.A. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


46 o ACM MANAGED DOLLAR INCOME FUND


The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 43010, Providence, RI 02940-3010.


ACM MANAGED DOLLAR INCOME FUND o 47


BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President & Independent Compliance Officer Paul J. DeNoon(2), Vice President
Gershon Distenfeld(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Administrator
Princeton Administrators, LLC
P.O.Box 9095
Princeton, NJ 08543-9095

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Dividend Paying Agent, Transfer Agent and Registrar
ComputerShare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

Independent Registered Public
Accounting Firm
Ernst & Young LLP
5 Times Square
New York,NY 10036

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of, and investment decisions for, the Fund's portfolio are made by the Global Fixed Income and Global Credit Teams. While all members of the team work jointly to determine the majority of the investment stategy including security selection for the Fund, Messrs. Paul J. DeNoon and Gershon M. Distenfeld, members of the Global Fixed Income Emerging Market Investment Team and Global Credit Team, respectively, are primarily responsible for the day-to-day management of the Fund's portfolio.

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

    This report, including the financial statements therein, is transmitted to the shareholders of ACM Managed Dollar Income Fund for their information. The financial information included hserein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

    Annual Certifications - As required, on April 20, 2006, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


48 o ACM MANAGED DOLLAR INCOME FUND


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


        NAME,                                                     PORTFOLIOS
       ADDRESS,                        PRINCIPAL                   IN FUND          OTHER
        AGE                          OCCUPATION(S)                 COMPLEX       DIRECTORSHIP
     OF DIRECTOR                     DURING PAST                  OVERSEEN BY      HELD BY
   (YEAR ELECTED*)                     5 YEARS                     DIRECTOR       DIRECTOR
-------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +              Executive Vice President of             111        SCB Partners,
1345 Avenue of the            the Adviser since 2001 and                         Inc. and
Americas                      Executive Managing Director                        SCB, Inc.
New York, NY 10105            of AllianceBernstein Investments,
49                            Inc. ("ABI") since 2003; prior thereto
(2003)                        he was head of AllianceBernstein
                              Institutional Investments, a unit of
                              the Adviser, from 2001-2003. Prior
                              thereto, Chief Executive Officer of
                              Sanford C. Bernstein & Co., LLC
                              (institutional research and broker-
                              age arm of Bernstein & Co. LLC)
                              and its predecessor since prior to
                              2001.

DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#       Investment adviser and an               113        None
P.O. Box 5060                 independent consultant. He
Greenwich, CT 06831-0505      was formerly Senior Manager
74                            of Barrett Associates, Inc., a
(1993)                        registered investment adviser,
Chairman of the Board         with which he had been
                              associated since prior to 2001. He
                              was formerly Deputy Comptroller
                              and Chief Investment Officer of
                              the State of New York and, prior
                              thereto, Chief Investment Officer of
                              the New York Bank for Savings.

David H. Dievler,#            Independent consultant. Until           112        None
P.O. Box 167                  December 1994 he was Senior
Spring Lake, NJ 07762         Vice President of AllianceBernstein
77                            Corporation ("AB Corp") (formerly
(1993)                        Alliance Capital Management
                              Corporation ("ACMC")) responsible
                              for mutual fund administration.
                              Prior to joining AB Corp in 1984 he
                              was Chief Financial Officer of
                              Eberstadt Asset Management
                              since 1968. Prior to that, he was a
                              Senior Manager at Price
                              Waterhouse & Co. Member of
                              American Institute of Certified
                              Public Accountants since 1953.


ACM MANAGED DOLLAR INCOME FUND o 49



        NAME,                                                     PORTFOLIOS
       ADDRESS,                        PRINCIPAL                   IN FUND          OTHER
        AGE                          OCCUPATION(S)                 COMPLEX       DIRECTORSHIP
     OF DIRECTOR                     DURING PAST                  OVERSEEN BY      HELD BY
   (YEAR ELECTED*)                     5 YEARS                     DIRECTOR       DIRECTOR
-------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
John H. Dobkin,#              Consultant. Formerly President of       111        None
P.O. Box 12                   Save Venice, Inc. (preservation
Annandale, NY 12504           organization) from 2001-2002, a
64                            Senior Advisor from June 1999-
(1993)                        June 2000 and President of
                              Historic Hudson Valley (historic
                              preservation) from December
                              1989-May 1999. Previously,
                              Director of the National Academy
                              of Design and during 1988-1992,
                              he was Director and Chairman of
                              the Audit Committee of AB Corp
                              (formerly ACMC).

Michael J. Downey, #          Consultant since 2004.                  111        Asia Pacific
c/o AllianceBernstein L.P.    Formerly managing partner of                       Fund, Inc.
1345 Avenue of the            Lexington Capital, LLC (investment                 and The
Americas                      advisory firm) from December 1997                  Merger Fund
Attn: Philip L. Kirstein      until December 2003. Prior thereto,
New York, NY 10105            Chairman and CEO of Prudential
62                            Mutual Fund Management
(2005)                        (1987-1993).

D. James Guzy, #              Chairman of the Board of PLX            111        Intel
P.O. Box 128                  Technology (semi-conductors) and                   Corporation
Glenbrook, NV 89413           of SRC Computers Inc., with which                  (semi-
70                            he has been associated since prior                 conductors);
(2005)                        to 2001. He is also President of the               Cirrus Logic
                              Arbor Company (private family                      Corporation
                              investments).                                      (semi-
                                                                                 conductors);
                                                                                 and the Davis
                                                                                 Selected
                                                                                 Advisors Group
                                                                                 of Mutual Funds


50 o ACM MANAGED DOLLAR INCOME FUND



        NAME,                                                     PORTFOLIOS
       ADDRESS,                        PRINCIPAL                   IN FUND          OTHER
        AGE                          OCCUPATION(S)                 COMPLEX       DIRECTORSHIP
     OF DIRECTOR                     DURING PAST                  OVERSEEN BY      HELD BY
   (YEAR ELECTED*)                     5 YEARS                     DIRECTOR       DIRECTOR
-------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
Nancy P. Jacklin, #           Formerly US Executive Director of       111        None
4046 Chancery Court NW        the International Monetary Fund
Washington, DC 20007          (December 2002-May 2006); partner,
58                            Clifford Chance (1992-2002); Senior
(2006)                        Counsel, International Banking and
                              Finance, and Associate General
                              Counsel, Citicorp (1985-1992);
                              Assistant General Counsel
                              (International), Federal Reserve
                              Board of Govenors (1982-1985);
                              and Attorney Advisor, US
                              Department of the Treasury (1973-
                              1982). Member of the Bar of the
                              District of Columbia and of New
                              York; member of the Council on
                              Foreign Relations.

Marshall C. Turner, Jr., #    Principal of Turner Venture Associates  111        The George
220 Montgomery Street         (venture capital and consulting) since             Lucas
Penthouse 10                  prior to 2001. From 2003 until May 31,             Educational
San Francisco, CA 94104       2006, he was CEO of DuPont                         Foundation
65                            Photomasks, Inc., Austin, Texas                    and National
(2005)                        (semi-conductor manufacturing                      Datacast, Inc.
                              services).


*  There is no stated term of office for the Fund's directors.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

+ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


ACM MANAGED DOLLAR INCOME FUND o 51


Officers of the Fund

Certain information concerning the Fund's Officers is listed below.

     NAME,
  ADDRESS* AND           POSITION(S)              PRINCIPAL OCCUPATION
       AGE               HELD WITH FUND           DURING PAST 5 YEARS**
-------------------------------------------------------------------------------
Marc O. Mayer,           President                See biography above.
49

Philip L. Kirstein,      Senior Vice President    Senior Vice President and Independent
61                       and Independent          Compliance Officer of the
                         Compliance Officer       AllianceBernstein Funds with which he
                                                  has been associated since October
                                                  2004. Prior thereto, he was Of Counsel
                                                  to Kirkpatrick & Lockhart, LLP from
                                                  October 2003 to October 2004, and
                                                  General Counsel of Merrill Lynch
                                                  Investment Managers, L.P. since prior
                                                  to 2001 until March 2003.

Paul J. DeNoon,          Vice President           Senior Vice President of the Adviser**,
44                                                with which he has been associated
                                                  since prior to 2001.

Gershon Distenfeld,      Vice President           Vice President of the Adviser**, with
30                                                which he has been associated since
                                                  prior to 2001.

Emilie D. Wrapp,         Secretary                Senior Vice President, Assistant
51                                                General Counsel and Assistant
                                                  Secretary of ABI**, with which she has
                                                  been associated since prior to 2001.

Joseph J. Mantineo       Treasurer and Chief      Senior Vice President of
47                       Financial Officer        AllianceBernstein Investor Services, Inc.
                                                  ("ABIS")** with which he has been
                                                  associated since prior to 2001.

Vincent S. Noto,         Controller               Vice President of ABIS**, with which
41                                                he has been associated since prior to
                                                  2001.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Adviser, ABI and ABIS are affiliates of the Fund.


52 o ACM MANAGED DOLLAR INCOME FUND


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on September 13, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

      1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

      2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

      3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

      4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

      5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

      6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

      7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund;

      8. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

      9. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;


ACM MANAGED DOLLAR INCOME FUND o 53


     10. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Fund;

     11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

     12.   the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the
Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.


54 o ACM MANAGED DOLLAR INCOME FUND


The directors noted that the Advisory Agreement for the Fund does not contain a reimbursement provision for the cost of certain administrative and other services provided by the Adviser. The directors noted that the Fund has a separate administration agreement and pays separate administration fees to its administrator.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers and administrators of funds had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors recognized that the Adviser should generally be entitled to earn a reasonable


ACM MANAGED DOLLAR INCOME FUND o 55


level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's subsidiary did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser based on information obtained from Lipper showing performance of the Fund as compared to other funds in the Lipper Flexible Income Funds Average (the "Lipper Average") for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (inception October 1993) and for each of the last ten calendar years, and as compared to the JP Morgan Emerging Markets Bond Index Plus (the "Index") for periods ended June 30, 2006 for the YTD, 1-, 3-, 5- and 10-year periods (information was not available for the since inception period). The directors noted that in the Lipper Average comparison (seven funds in the YTD period, including the Fund and ACM Managed Income Fund, Inc., another closed-end fund advised by the Adviser), the Fund's performance was significantly above the Lipper median in all periods reviewed except in the YTD period when it was materially below the Lipper median and that the Fund's calendar year performance was also significantly above the Lipper median in every year except 2002 when it was materially below the Lipper median and 1998 and 2000 when it was significantly below the Lipper median. The directors further noted that the Fund outperformed the Index in the YTD, 3- and 5-year periods and underperformed the Index in the 1- and 10-year periods. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.


56 o ACM MANAGED DOLLAR INCOME FUND


Advisory Fees and Other Expenses

The directors considered the latest fiscal period actual management fees paid by the Fund (advisory fees paid to the Adviser and administration fees paid to an entity that is not affiliated with the Adviser for administrative services) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General ("NYAG"), the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser (other than money market funds) and that the open-end funds had benefited from such reductions since 2004. The directors noted that the Fund's contractual advisory fee rate was the same as the rate charged to comparable open-end funds managed by the Adviser prior to the reductions made as a result of the settlement with the NYAG. The directors had previously requested a reduction in the advisory fees of the Fund to the levels charged to comparable open-end funds managed by the Adviser, and had considered the Adviser's position that no fee adjustments were warranted in the Fund's particular circumstances on several occasions.

The Adviser informed the directors that there are no institutional products managed by it that have a substantially similar investment style as the Fund. The directors reviewed information in the Adviser's Form ADV and noted that it charges institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., fixed income). They had previously received an oral presentation from the Adviser that supplemented such information.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. In light of these facts, the directors did not place significant weight on these fee comparisons.


ACM MANAGED DOLLAR INCOME FUND o 57


The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by
Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/ objective with a similar load type as the Fund. The directors noted that because of the small number of funds in the Fund's Lipper category, at the request of the Adviser and the Fund's Senior Officer, Lipper expanded the Expense Group and Expense Universe of the Fund to include funds that are allowed to utilize leverage but do not do so. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's latest fiscal period actual management fees of 87 basis points (combined advisory fee paid under the Advisory Agreement and an administration fee paid to an entity that is not affiliated with the Adviser) were significantly higher than the Expense Group median and slightly higher than the Expense Universe median. The directors also noted that the Fund's total expense ratio was the same as the Expense Group median and significantly higher than the Expense Universe median. The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Fund's expense ratio was acceptable.

Economies of Scale

The directors considered that the Fund is a closed-end Fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized by the Adviser.


58 o ACM MANAGED DOLLAR INCOME FUND


SUMMARY OF GENERAL INFORMATION


Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg. The Fund's NYSE trading symbol is "ADF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Information Regarding New or Amended Investment Policies

The Fund's Board of Directors recently approved a broader investment policy that permits the Fund to invest in other investment companies to the full extent permitted by the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder. The Board of Directors also approved the Fund's investments of uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Dividend Reinvestment Plan

Pursuant to the Fund's Dividend Reinvestment Plan shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by ComputerShare Trust Company, N.A., as agent under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of ComputerShare Trust Company, N.A. For questions concerning Shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call ComputerShare Trust Company, N.A. at (800) 219-4218.


ACM MANAGED DOLLAR INCOME FUND o 59


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


60 o ACM MANAGED DOLLAR INCOME FUND


Privacy Notice

AllianceBernstein, the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.


ACM MANAGED DOLLAR INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


ACMV-0151-0906


ITEM 2.  CODE OF ETHICS.


(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                            Audit-Related
                        Audit Fees              Fees               Tax Fees
                        ----------          -------------          --------
          2005           $53,000               $8,355               $18,304
          2006           $56,000               $8,460               $19,375


(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                Total Amount of
                                               Foregoing Column
                                              Pre-approved by the
                       All Fees for             Audit Committee
                    Non-Audit Services       (Portion Comprised of
                     Provided to the          Audit Related Fees)
                  Portfolio, the Adviser     (Portion Comprised of
                  and Service Affiliates           Tax Fees)
                  ----------------------     ---------------------
          2005            $903,852               [ $196,659 ]
                                                 ( $178,355 )
                                                 (  $18,304 )
          2006            $691,479               [ $161,506 ]
                                                 ( $142,131 )
                                                 (  $19,375 )


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:




          David H. Dievler          William H. Foulk, Jr
          John H. Dobkin            D. James Guzy
          Michael J. Downey         Nancy P. Jacklin
                                    Marshall C. Turner, Jr.


ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.



Statement of Policies and Procedures for Proxy Voting
                                                        October 2006


1.  Introduction

As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.  Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

2.1  Corporate Governance

AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

2.2 Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

2.3 Appointment of Auditors

AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

2.4 Changes in Legal and Capital Structure

Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5 Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6 Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7 Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8 Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans.
We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

2.9 Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. Proxy Voting Procedures

3.1 Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2 Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests. Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

3.3 Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks.
Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.


In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4 Loanned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5 Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.


ITEM 8  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The day-to-day management of, and investment decisions for, the Fund's portfolio are made by the Global Fixed Income Team and Global Credit Team. While all members of the teams work jointly to determine the majority of the investment strategy including security selection for the Fund, Messrs. Paul J. DeNoon and Gershon M. Distenfeld, members of the Global Fixed Income Emerging Market Investment Team and Global Credit Team, respectively, are primarily responsible for the day-to-day management of the Fund's portfolio.


The following table sets forth when each person became involved in the management of the Fund, and each person's principal occupation during the past five years:


Employee; Year; Title              Principal Occupation During
                                   the Past Five (5) Years
----------------------------------------------------------------
Gershon Distenfeld; since          Vice President of AB with which
May  2005-Vice President of        he has been associated in a
AllianceBernstein L.P. ("AB")      substantially similar capacity
                                   to his current position since
                                   prior to 2001.
----------------------------------------------------------------
Paul DeNoon; since 2001-Senior     Senior Vice President of AB,
Vice President of AB               with which he has been associated
                                   in a substantially similar capacity
                                   to his current position since prior
                                   to 2001 and Director of Emerging
                                   Market Debt.


(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended September 30, 2006.


                      REGISTERED INVESTMENT COMPANIES
                           (excluding the Fund)
----------------------------------------------------------------------------
                                                Number of      Total Assets
                                                Registered     of Registered
                Total Number    Total Assets    Investment     Investment
                of Registered   of Registered   Companies      Companies
                Investment      Investment      Managed with   Managed with
Portfolio       Companies       Companies       Performance-   Performance-
Manager         Managed         Managed         based Fees     based Fees
---------------------------------------------------------------------------
Paul DeNoon        9         $5,070,000,000        NONE           NONE
---------------------------------------------------------------------------
Gershon
Distenfeld         3         $  867,000,000        NONE           NONE
---------------------------------------------------------------------------


                         POOLED INVESTMENT VEHICLES
----------------------------------------------------------------------------
                                                Number of      Total Assets
                                                Pooled         of Pooled
                Total Number    Total Assets    Investment     Investment
                of Pooled       of Pooled       Vehicles       Vehicles
                Investment      Investment      Managed with   Managed with
Portfolio       Vehicles        Vehicles        Performance-   Performance-
Managed         Managed         Managed         based Fees     based Fees
---------------------------------------------------------------------------
Paul DeNoon       NONE       $12,214,000,000       NONE           NONE
---------------------------------------------------------------------------
Gershon
Distenfeld         1             NONE              NONE           NONE
---------------------------------------------------------------------------


                            OTHER ACCOUNTS
----------------------------------------------------------------------------
                                                Number of
                                                Other          Total Assets
                Total Number    Total Assets    Accounts       of Other
                of Other        of Other        Managed with   Accounts with
Portfolio       Accounts        Accounts        Performance-   Performance-
Managed         Managed         Managed         based Fees     based Fees
---------------------------------------------------------------------------
Paul DeNoon       NONE            NONE            NONE           NONE
---------------------------------------------------------------------------
Gershon
Distenfeld         1          $57,000,000         NONE           NONE
---------------------------------------------------------------------------


Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients.
Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a) (3) Portfolio Manager Compensation

Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus:
Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(1)

(iv) Contributions under Alliance's Profit Sharing/401(k) Plan: The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

(a) (4) The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of the Fund's fiscal year ended September 31, 2006 is set forth below:

                                  DOLLAR RANGE OF EQUITY
                                 SECURITIES IN THE FUND
---------------------------------------------------------
Gershon Distenfeld                None
Paul DeNoon                       None


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                                                        (d)
                                                                  (c) *                 Maximum
                                                                  Total Number          Number (or
                                                                  of Shares             Approximate
                                                                  (or Units)            Dollar Value)
                                                                  Purchased             of Shares
                      (a)                                         as Part               (or Units)
                      Total Number          (b)                   of Publicly           that May Yet
                      of Shares             Average Price         Announced             Be Purchased
                      (or Units)            Paid per Share        Plans or              Under the Plans
Period                Purchased             (or Unit)             Programs              or Programs
-------------------------------------------------------------------------------------------------------
June 1, 2006 -
  June 30, 2006        1,078,616               $ 7.82              1,078,616                None


* On May 23, 2006, ACM Managed Dollar Income Fund, Inc. (the "Fund") announced the basic terms of a tender offer conducted during the second quarter of 2006. Under the terms approved by the Fund's Board of Directors, the Fund, pursuant to due notification, commenced a tender offer on May 26, 2006 for 1,078,616 shares of its common stock representing approximately 5% of the Fund's outstanding shares. The offer was for cash at a price equal to the net asset value per share determined as of the close of the regular trading session of the New York Stock Exchange on the date after the date the offer expired. The offer expired at 12:00 Midnight Eastern Time on June 23, 2006. A total of 4,144,486 shares were properly tendered and not withdrawn prior to 5:00 p.m. Eastern Time on June 27, 2006, the final date for withdrawals. The Fund accepted 1,078,616 shares for payment at $7.82 per share. On a pro rated basis, in accordance with the terms of the tender offer, 26% of the shares so tendered by each tendering stockholder were accepted for payment. The offer was in fulfillment of an undertaking in connection with the initial public offering of shares stated in the Fund's prospectus dated October 22, 1993.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

       EXHIBIT NO.     DESCRIPTION OF EXHIBIT
       ----------      ------------------------
       12 (a) (1)      Code of Ethics that is subject to the disclosure of Item
                       2 hereof

       12 (b) (1)      Certification of Principal Executive Officer Pursuant to
                       Section 302 of the Sarbanes-Oxley Act of 2002

       12 (b) (2)      Certification of Principal Financial Officer Pursuant to
                       Section 302 of the Sarbanes-Oxley Act of 2002

       12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  ACM Managed Income Fund, Inc.

By:     /s/ Marc O. Mayer
        -----------------------
        Marc O. Mayer
        President

Date:   November 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Marc O. Mayer
        -----------------------
        Marc O. Mayer
        President

Date:    November 28, 2006

By:     /s/ Joseph J. Mantineo
        -----------------------
        Joseph J. Mantineo
        Treasurer and Chief Financial Officer

Date:   October 27, 2006


(1) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.